Equity	12 Months Ended
Apr. 30, 2026
Equity [Abstract]
Equity
12	Equity

Ordinary shares

The Company was incorporated under the laws of the Cayman Islands on March 7, 2024. The original authorized share capital of the Company was US$100,000 divided into 950,000,000 Class A Ordinary Shares and 50,000,000 Class B Ordinary Shares, par value US$0.0001 per share. Holders of Class A Ordinary Shares and Class B Ordinary Shares have the same rights except for voting rights. Each holder of our Class A Ordinary Share is entitled to one (1) vote per share. Each holder of our Class B Ordinary Share is entitled to twenty (20) votes per share.

The Company issued 25,598,876 Class A and Class B Ordinary Shares as of April 30, 2024 and 25,727,001 Class A and Class B Ordinary Shares as of April 30, 2025, where the Company received S$255,195 (US$193,000) from investors for the issuance of 128,125 shares for the year ended April 30, 2025.

The Company issued 31,572,001 Class A and Class B Ordinary shares as of April 30, 2026.

Post restructuring, for April 30, 2024, the Company had received a total of S$8,297,201 (US$6,514,133) in share application monies, and S$37,251 (US$29,246) in monies to be received from investors, in relation to the planned issuance of 5,686,501 shares at an average issue price of S$1.46 per share.

The Company has completed the restructuring process on November 29, 2024.

Underwriter’s warrant

In connection with the Company’s initial public offering consummated on November 14, 2025, the company issued an underwriter’s warrant (the “Underwriter’s warrant”) to Network 1 Financial Securities, Inc pursuant to the underwriting agreement dated November 12, 2025.

The Underwriter’s warrant entitles the holder to purchase up to 232,875 Class A ordinary shares of the Company at an exercise price of US$5.00 per share, subject to customary anti-dilution adjustments. The warrant becomes exercisable on November 13, 2025 and expires on November 12, 2030.

The warrant includes a cashless exercise feature and contains customary provisions related to stock splits, stock dividends, recapitalizations and similar events.

The Company evaluated the warrant under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity” and concluded that the warrant qualifies for equity classifications because:

-	the warrant is indexed to the Company’s own stock;
-	the warrant provides for physical or net share settlement
-	the exercise price and number of shares are fixed; and
-	the warrant does not contain provisions that could require cash settlement

Accordingly, the warrant was classified as equity and recorded within additional paid-in capital. The Company determined the fair value of the Underwriter’s Warrant using the Black Scholes option pricing model. The fair value of the warrant at issuance was approximately US$3.22 and was recorded as an offering cost, resulting in a corresponding reduction to additional paid-in capital.

The following assumptions were used in the valuation of the Underwriter’s warrant at issuance:

Assumption	Amount
Share price	US$3.85
Exercise price	US$5.00
Expected volatility	126.8%
Risk-free interest rate	3.71%
Expected term	5.00 years
Dividend yield	0.0%

The fair value measurement of the warrant was classified as a Level 3 fair value measurement under ASC 820 due to the use of unobservable inputs.

The warrants were classified as equity and recorded within additional paid-in capital. Their fair value at issuance was recognized as an equity issuance cost associated with the IPO. As equity-classified instruments, the warrants are not subsequently remeasured.